Exhibit 10.13(g)

                  Supplemental Agreement No. 10

                               to

                   Purchase Agreement No. 1783

                             between

                       The Boeing Company

                               and

                   Continental Airlines, Inc.

            Relating to Boeing Model 757-224 Aircraft




     THIS SUPPLEMENTAL AGREEMENT, entered into as of October 10,1997 by and between THE BOEING COMPANY, a Delaware corporation with its principal office in Seattle, Washington, (Boeing) and CONTINENTAL AIRLINES, INC., a Delaware corporation with its principal office in Houston, Texas (Buyer);

     WHEREAS, the parties hereto entered into Purchase Agreement
No. 1783 dated as of March 18, 1993, as amended and supplemented, relating to Boeing Model 757-224 aircraft (the Agreement); and

     [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT]

     Whereas, Buyer and Boeing have mutually agreed to amend the Agreement to incorporate the effects of these and certain other changes;

     NOW THEREFORE, in consideration of the mutual covenants herein contained, the parties agree to amend the Agreement as follows:

1.  Table of Contents and Articles:

     Remove and replace, in its entirety, the Table of Contents with a new Table of Contents (attached hereto) to reflect amendment of the Agreement as of the date of this Supplemental Agreement No. 10.


2.   Letter Agreements:

     2.1   Remove and replace, in its entirety, Letter Agreement
1783-9, "Escalation Sharing" with Letter Agreement 1783-9R1,
"Escalation Sharing", to clarify the language which describes how the escalation sharing will be calculated.

     2.2 Remove and replace, in its entirety, Letter Agreement 6-1162-MMF-289, [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] with Letter Agreement 6-1162-MMF-289R1, [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] incorporate a change to the method used to calculate Buyer's lease payment.

     2.3 Remove and replace, in its entirety, Letter Agreement 6-1162-WLJ-375R5, "Special Matters" with new Letter Agreement No. 6-1162-GOC-132, "Special Matters" to incorporate the effect of a revised business offer.

The Agreement will be deemed to be supplemented to the extent herein provided and as so supplemented will continue in full force and effect.

EXECUTED IN DUPLICATE as of the day and year first above written.

THE BOEING COMPANY                 CONTINENTAL AIRLINES, INC.




By:___/s/ Gunar O. Clem__________  By:  /s/ Brian Davis

Its: Attorney-In-Fact              Its: Vice President

                       TABLE OF CONTENTS

ARTICLES                                            Page  Revised
                                                            By
ARTICLE 1.     Subject Matter of Sale.............. 1-1   SA#9

ARTICLE 2.     Delivery, Title and Risk of Loss.... 2-1   SA#9

ARTICLE 3.     Price of Aircraft................... 3-1   SA#9

ARTICLE 4.     Taxes............................... 4-1

ARTICLE 5.     Payment............................. 5-1

ARTICLE 6.     Excusable Delay..................... 6-1

ARTICLE 7.     Changes to the Detail Specification. 7-1   SA#4

ARTICLE 8.     Federal Aviation Requirements and
               Certificates ....................... 8-1

ARTICLE 9.     Representatives, Inspection,
               Flights and Test Data............... 9-1

ARTICLE 10.    Assignment, Resale or Lease......... 10-1

ARTICLE 11.    Termination for Certain Events...... 11-1

ARTICLE 12.    Product Assurance; Disclaimer and
               Release; Exclusion of Liabilities;
               Customer Support; Indemnification
               and Insurance....................... 12-1

ARTICLE 13.    Buyer Furnished Equipment and
               Spare Parts......................... 13-1  SA#2

ARTICLE 14.    Contractual Notices and Requests.... 14-1

ARTICLE 15.    Miscellaneous....................... 15-1

Schedule for Delivery of Model 757-224 Aircraft           SA#9

EXHIBITS

EXHIBIT A      Aircraft Configuration ............. A-1   SA#8

EXHIBIT B      Product Assurance Document ......... B-1   SA#2

EXHIBIT C      Customer Support Document .......... C-1   SA#2

EXHIBIT D      Price Adjustments Due to Economic
               Fluctuations - Airframe and Engines  D-1   SA#8

                 TABLE OF CONTENTS (Continued)


EXHIBIT E      Buyer Furnished Equipment Provisions
               Document ........................... E-1   SA#4

EXHIBIT F      Defined Terms Document ...........   F-1   SA#2

LETTER AGREEMENTS

1783-1         Spare Parts Support                        SA#2

1783-2         Seller Purchased Equipment                 SA#2

1783-4         Waiver of Aircraft Demonstration           SA#2
               Flights

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT]

1783-6         Configuration Matters                      SA#2

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT]

1783-8         Spare Parts Provisioning                   SA#2

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT]

1783-10R2      Option Aircraft                            SA#9

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT]

6-1162-WLJ-367R5   Disclosure of Confidential Info        SA#9

6-1162-WLJ-369     Additional Considerations              SA#2

6-1162-WLJ-372     Conditions Relating to                 SA#2
                   Purchase Agreement

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT]

6-1162-WLJ-391R1   Special Purchase Agreement Provisions  SA#4

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT]

                 TABLE OF CONTENTS (Continued)


6-1162-WLJ-405     Certain Additional Contractual         SA#2
                   Matters

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT]


SUPPLEMENTAL AGREEMENTS                Dated as of:

Supplemental Agreement No. 1           April 29, 1993

Supplemental Agreement No. 2           November 4, 1993

Supplemental Agreement No. 3           November 19, 1993

Supplemental Agreement No. 4           March 31, 1995

Supplemental Agreement No. 5           November 30, 1995

Supplemental Agreement No. 6           June 13, 1996

Supplemental Agreement No. 7           July 23, 1996

Supplemental Agreement No. 8           October 27, 1996

Supplemental Agreement No. 9           August 13, 1997

Supplemental Agreement No.10           October    , 1997

October 10,1997
1783-9R1



Continental Airlines, Inc.
2929 Allen Parkway
Houston, TX 77019


Subject:            Letter Agreement No. 1783-9R1 to
                    Purchase Agreement No. 1783 -
                    Escalation Sharing

Ladies and Gentlemen:

This Letter Agreement amends Purchase Agreement No. 1783 dated as of March 18, 1993, as previously amended and supplemented (the Agreement), between The Boeing Company (Boeing) and Continental Airlines, Inc. (Buyer) relating to Model 757-224 aircraft (the Aircraft). This Letter Agreement supersedes and replaces in its entirety Letter Agreement 1783-9.

All terms used herein and in the Agreement, and not defined herein, will have the same meaning as in the Agreement.

1.    Commitment.

      Boeing agrees to share one-half of the escalation up to a maximum of 3 percent per year in each of the years 1997 and 1998, as more fully described in paragraph 2 below, for any of Buyer's Aircraft which are scheduled to deliver after December 31, 1996. For the purpose of this Letter Agreement such aircraft are referred to as "Eligible Aircraft."

All escalation calculations under this Letter Agreement will be made in accordance with Exhibit D to the Agreement entitled "Price Adjustment Due to Economic Fluctuations - Airframe Price Adjustment" (hereinafter referred to as "Exhibit D"), [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

2.    Escalation Credit Memo.

      2.1   Calculation - Eligible Aircraft Delivering in 1997.

            At the time of delivery of each Eligible Aircraft delivering in 1997, Boeing will issue to Buyer a credit memorandum (the 1997 Credit Memorandum) which shall be applied to the Purchase Price of such Aircraft. The 1997 Credit Memorandum shall be calculated as follows:

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT]

      2.2   Calculation - Eligible Aircraft Delivering in 1998.

            At the time of delivery of each Eligible Aircraft delivering in 1998, Boeing will issue to Buyer a credit memorandum (the 1998 Credit Memorandum) which shall be applied to the Purchase Price of such Aircraft. The 1998 Credit Memorandum shall be calculated as follows:

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT]

      2.3   Eligible Aircraft Delivering after 1998.

            For Eligible Aircraft delivering after the calendar year 1998, the amount of the credit memorandum will be the amount calculated pursuant to paragraph 2.2 above through December 1998. This credit memorandum amount will be escalated from December 1998 to the month of delivery.

3.    Advance Payment Base Price.

      It is agreed that the Advance Payment Base Prices for the Eligible Aircraft set forth in Article 3 of the Agreement includes an estimate for the escalation sharing credit memorandum pursuant to this Letter Agreement.

4.    Escalating Credits (STE).

      It is agreed that the credit memoranda specified in Letter Agreement No. 6-1162-GOC-132, which escalate in accordance with Exhibit D, will be calculated using the same factors used to develop the adjusted airframe escalation pursuant to this Letter Agreement.

If the foregoing accurately reflects your understanding of the matters treated herein, please so indicate by signature below.

Very truly yours,

THE BOEING COMPANY



By   /s/ Gunar O. Clem

Its     Attorney-In-Fact



ACCEPTED AND AGREED TO this

Date: October 10, 1997

CONTINENTAL AIRLINES, INC.



By    /s/ Brian Davis

Its   Vice President

6-1162-MMF-289R1
October 10, 1997

Continental Airlines, Inc.
Suite 1923
2929 Allen Parkway
Houston, TX   77019

Subject:    Letter Agreement No. 6-1162-MMF-289R1 to
            Purchase Agreement No. 1783 -
            [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY
            WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

Ladies and Gentlemen:

This Letter Agreement amends Purchase Agreement No. 1783 (the Agreement) between The Boeing Company (Boeing) and Continental Airlines, Inc. (Buyer) relating to Model 757 aircraft (the Aircraft). This Letter Agreement supersedes and replaces in its entirety Letter Agreement 6-1162-MMF-289 dated June 13, 1996.

All terms not defined herein have the same meaning as in the Agreement.

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT]

5.    Confidential Treatment.

      Boeing and Buyer agree that certain commercial and financial information contained in this Letter Agreement is confidential and subject to the confidentiality provisions of Letter Agreement 6-
1162-WLJ-367R2, Disclosure of Confidential Information.

If this Letter Agreement correctly states your understanding of the matters treated herein, please so indicate by signature below.

Very truly yours,

THE BOEING COMPANY



By:   /s/ Gunar O. Clem

Its:     Attorney-In-Fact

AGREED and ACCEPTED this 10th day of October, 1997.

CONTINENTAL AIRLINES, INC.



By:    /s/ Brian Davis

Its:   Vice President

Date: ____________________

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT]
[CONFIDENTIAL MATERIAL OMITTED AND FILED
SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT
TO A REQUEST FOR CONFIDENTIAL TREATMENT]

October  10, 1997
6-1162-GOC-132



Continental Airlines, Inc.
2929 Allen Parkway
Houston, Texas  77019


Subject:    Letter Agreement No. 6-1162-GOC-132 to Purchase
            Agreement No. 1783 - Special Matters


Ladies and Gentlemen:

This Letter Agreement amends and supplements Purchase Agreement No. 1783 dated as of March 18, 1993 (the Purchase Agreement) between The Boeing Company (Boeing) and Continental Airlines, Inc. (Buyer) relating to Model 757-224 aircraft (the Aircraft). This Letter Agreement supersedes and replaces in its entirety Letter Agreement 6-1162-WLJ-375R5, dated August 13, 1997.

All terms used herein and in the Purchase Agreement, and not defined herein, will have the same meaning as in the Purchase
Agreement.

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT]

7.    Maintenance Specialist Support

      Boeing shall provide, on a mutually agreeable schedule, one
(1) maintenance specialist (Specialist) for a period of [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] to advise and instruct Continental Micronesia personnel in the maintenance of 757 Aircraft. The Specialist shall be qualified to provide advice and instruction on 757 electrical and avionics systems. The scope of duties of the Specialist shall exclude flying on Buyer's Aircraft in any technical capacity, performing maintenance work, and signing-off maintenance log books or aircraft maintenance releases. The Specialist shall be assigned to Guam to support the introduction of the Model 757 into the Continental Micronesia fleet. The Specialist shall be assigned to a normal work shift, but not exceed eight (8) hours in any 24 hour period and five (5) days in any seven (7) day period. Buyer shall reimburse Boeing for all airfares incurred in the assignment or reassignment of the Specialist.

Buyer shall pay, or reimburse Boeing for all taxes, fees, duties, licenses, permits and other similar requirements or expenses incurred by Boeing or the Specialist, resulting from providing such technical support in Guam.

The services to be provided hereunder are of the type contemplated in paragraph 4, Part B of the Customer Support Document and such provisions shall be applicable to Boeing's undertaking set forth herein.

8.    Confidential Treatment.

      Boeing and Buyer understand that certain information contained in this Letter Agreement, including any attachments hereto, are considered by both parties to be confidential. Notwithstanding the provisions of Letter Agreement 6-1162-WLJ-367R4, Boeing and Buyer agree that each party will treat this Letter Agreement and the information contained herein as confidential and will not, without the other party's prior written consent, disclose this Letter Agreement or any information contained herein to any other person or entity except as may be required by applicable law or governmental regulations.

Very truly yours,

THE BOEING COMPANY



By    /s/  Gunar O. Clem

Its    Attorney-In-Fact


ACCEPTED AND AGREED TO this

Date:  October 10, 1997

CONTINENTAL AIRLINES, INC.



By  /s/ Brian Davis

Its  Vice President